GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Absolute Return Tracker Fund

Goldman Sachs Dynamic Allocation Fund

(the “Funds”)

Supplement dated October 18, 2013 to the

Prospectus dated April 30, 2013 (the “Prospectus”)

At a meeting held on October 17, 2013, the Board of Trustees of Goldman Sachs Trust authorized the Absolute Return Tracker Fund (“ART Fund”) to invest in a wholly-owned subsidiary, through which the ART Fund will seek to gain exposure to the commodities markets. The wholly-owned subsidiary, which is organized under the laws of the Cayman Islands, will be advised by Goldman Sachs Asset Management, L.P., the Funds’ investment adviser (the “Investment Adviser”).

In addition, the Investment Adviser is making certain enhancements to the Dynamic Allocation Fund’s investment strategies, consistent with its investment objective and overall investment approach, as described below.

Effective immediately, the Funds’ Prospectus is revised as follows. To facilitate your review, certain sections of the ART Fund’s Prospectus have been supplemented and restated to incorporate information about the Fund’s investments in the wholly-owned subsidiary.

The following table replaces the “Annual Fund Operating Expenses” table under the “Goldman Sachs Absolute Return Tracker Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus:

	Class A	Class C	Institutional	Class IR	Class R
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.11%	1.11%	1.11%	1.11%	1.11%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None	0.50%
Other Expenses	0.24%	0.24%	0.09%	0.24%	0.24%
Acquired Fund Fees and Expenses[2]	0.10%	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses[3]	1.70%	2.45%	1.30%	1.45%	1.95%
Expense Limitation[4]	(0.14%)	(0.14%)	(0.14%)	(0.14%)	(0.14%)
Total Annual Fund Operating Expenses After Expense Limitation[3]	1.56%	2.31%	1.16%	1.31%	1.81%

[2]	Acquired Fund Fees and Expenses reflect the expenses (including the management fee) borne by the Fund as the sole shareholder of the ART Subsidiary (as defined below) and other investment companies in which the Fund invests.
[3]	The “Total Annual Fund Operating Expenses” of the Fund have been restated to reflect current fees.
[4]

The Investment Adviser has agreed to: (i) waive a portion of the management fee in an amount equal to the management fee paid to the Investment Adviser by the ART Subsidiary at an annual rate of 1.00% of the ART Subsidiary’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, dividend and interest expenses on short sales, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.014% of the Fund’s average daily net assets. The management fee waiver arrangement may not be discontinued by the Investment Adviser as long as its contract with the ART Subsidiary is in place. The expense limitation arrangement will remain in effect through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

The “Goldman Sachs Absolute Return Tracker Fund—Summary—Expense Example” section of the Prospectus is replaced with the following:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$700	$1,043	$1,410	$2,437
Class C Shares
– Assuming complete redemption at end of period	$334	$750	$1,293	$2,776
– Assuming no redemption	$234	$750	$1,293	$2,776
Institutional Shares	$118	$398	$699	$1,555
Class IR Shares	$133	$445	$779	$1,723
Class R Shares	$184	$599	$1,039	$2,264

The “Goldman Sachs Absolute Return Tracker Fund—Summary—Principal Strategy” section of the Prospectus is replaced with the following:

The Fund’s Investment Adviser believes that hedge funds derive a large portion of their returns from exposure to sources of market risk (“Market Exposures”). In seeking to meet its investment objective, the Fund uses a quantitative methodology in combination with a qualitative overlay to seek to identify the Market Exposures that approximate the return and risk patterns of specific hedge fund sub-strategies. The hedge fund sub-strategies whose returns the Fund seeks to approximate include, but are not limited to, Equity Long Short, Event Driven, Relative Value, and Macro sub-strategies (each a “Hedge Fund Sub-Strategy”). The Fund’s quantitative methodology seeks to allocate the Fund’s exposure to each Hedge Fund Sub-Strategy such that the Fund’s investment results approximate the return and risk patterns of a diversified universe of hedge funds. The Fund may seek to establish long and/or short positions in a multitude of Market Exposures, including but not limited to:

¢	U.S. and non-U.S. (including emerging market) equity indices;
¢	U.S. and non-U.S. (including emerging market) fixed income indices;
¢	Credit indices;
¢	Interest rates;
¢	Commodity indices;
¢	Foreign currency exchange rates;
¢	Baskets of top positions held by hedge funds;
¢	Volatility; and
¢	Market momentum/trends.

The Fund invests in instruments that the Investment Adviser believes will assist the Fund in gaining exposure to the Market Exposures. The instruments in which the Fund may invest include, but are not limited to:

¢	Equity securities;
¢	Futures (including equity index futures, interest rate futures, and bond futures);
¢	Swaps (including total return swaps and credit default swaps on indices);
¢	Options (including listed equity index put options);
¢	Structured notes (including commodity-linked notes);
¢	Exchange-traded funds (“ETFs”);
¢	Forward contracts (including currency forward contracts on developed and emerging markets currencies);
¢	Wholly-owned subsidiary;
¢	U.S. government securities, including agency debentures, and other high quality debt securities; and
¢	Cash equivalents.

The Fund seeks to gain exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “ART Subsidiary”). The ART Subsidiary is advised by the Investment Adviser and seeks to gain commodities exposure. The Fund may invest up to 25% of its total assets in the ART Subsidiary. The ART Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps on commodity indexes, sub-indexes and single commodities, as well as commodity (U.S. or foreign) futures, commodity options and commodity-linked notes). Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of the swap will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked swaps expose the ART Subsidiary and the Fund economically to movements in commodity prices. Neither the Fund nor the ART Subsidiary invests directly in physical commodities. The ART Subsidiary will also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

The Fund may from time to time hold foreign currencies. Additionally, as a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury or short-term investments, including money market funds, repurchase agreements, cash and time deposits.

The weighting of a Market Exposure within the Fund may be positive or negative. A negative weighting will result from establishing a short position with respect to a Market Exposure. As a result of the Fund’s negative weightings in various Market Exposures from time to time, the Fund’s net asset value (“NAV”) per share may decline during certain periods, even if the value of any or all of the Market Exposures increases during that time. Additionally, the sum of the Fund’s target weightings to each Market Exposure may not equal 100%.

The Investment Adviser may, in its discretion, make changes to the quantitative methodology used by the Fund, and the Fund may use other proprietary methodologies based on the Investment Adviser’s proprietary research.

The Fund does not invest in hedge funds.

The following risks are added under the “Goldman Sachs Absolute Return Tracker Fund—Summary—Principal Risks of the Fund” section of the Prospectus:

Subsidiary Risk.  The ART Subsidiary is not registered under the Investment Company Act and is not subject to all the investor protections of the Investment Company Act. The Fund relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the ART Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the ART Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund or the ART Subsidiary to liquidate a swap position at an advantageous time or price, which may result in significant losses.

The following risks replace “Commodity Sector Risk” and “Tax Risk” under the “Goldman Sachs Absolute Return Tracker Fund—Summary—Principal Risks of the Fund” section of the Prospectus:

Commodity Sector Risk.  Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the ART Subsidiary enters into may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the ART Subsidiary’s, and therefore the Fund’s, share value to fluctuate.

Tax Risk.  Based on tax rulings from the IRS, the Fund seeks to gain exposure to the commodity markets through investments in the ART Subsidiary. The tax treatment of the Fund’s investments in the ART Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

The second, third (and accompanying bullet points) and fourth paragraphs of the “Goldman Sachs Dynamic Allocation Fund—Summary—Principal Strategy” section of the Prospectus are replaced with the following:

The Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), stocks, futures, swaps, structured notes and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in US and non-US companies), fixed income (US and non-US, investment grade and high yield) and commodities. Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”) manages the Fund dynamically by changing the Fund’s allocations to these asset classes based on the Investment Adviser’s tactical views and in response to changing market conditions.

The Investment Adviser’s Quantitative Investment Strategies Group (“QIS Group”) uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocating to, and within, the asset classes in which the Fund invests.

¢	The Fund’s tactical allocation models use financial, economic and other factors that seek to capture the expected return and expected volatility of global asset classes across markets. In allocating to each of the Fund’s asset classes—including, but not limited to, equities, fixed income, and commodities—the Investment Adviser may consider the expected volatility of the Fund’s overall portfolio and the risk and return contribution of each asset class. The asset classes used by the Fund’s tactical allocation models may vary. Moreover, not all of the Fund’s asset classes may contribute to expected portfolio volatility at a given time, due to market opportunities, compliance with regulatory constraints, changes in the Fund’s investment process, or other factors.

¢	Within a given asset class, the QIS Group will consider a number of factors in selecting individual securities and investment types, including: cost, trading volume and efficiency and regulatory considerations. In certain asset classes, the Investment Adviser may also consider financial, economic and other factors in selecting securities (e.g., individual stocks), and will select securities that it believes will generate greater capital appreciation relative to a passive investment in the relevant asset class. The Investment Adviser will also seek passive exposure to certain asset classes.

¢	Additionally, as a measure against inflation, the Fund will typically allocate some portion of its assets to commodity linked instruments and Treasury Inflation Protected Securities (“TIPS”), asset classes that are intended to provide (and have historically provided) higher returns during inflationary periods.

¢	As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury or short-term investments, including money market funds.

¢	On a regular basis (typically monthly), the Investment Adviser will assess the risk contribution of each asset class and rebalance accordingly.

The Investment Adviser will tactically shift the Fund’s portfolio weightings among, and within, the different asset classes both to take advantage of changing market opportunities for greater capital appreciation and in response to changing market risk conditions. At any given time, the Fund will establish overweight positions in those asset classes (or individual investments) that the Investment Adviser believes will outperform relative to other asset classes (or individual investments) and hold underweight positions in those asset classes (or individual investments) that the Investment Adviser believes will underperform on a relative basis. Additionally, the Investment Adviser may adjust the Fund’s asset class allocation based on the information provided by its Market Sentiment Indicator (the “Indicator”). The Indicator is a proprietary composite of various measures of financial disruption, such as the volatility of the S&P 500 Index and credit spreads. Credit spreads measure the difference in the yield of higher yielding bond sectors relative to Treasury bonds. When those spreads widen, this can indicate higher levels of uncertainty or distress in financial markets. When the Indicator signals high market distress, the Investment Adviser may allocate more of the Fund’s assets to cash or other less risky assets. There is no guarantee that the Investment Adviser’s asset allocation model or Indicator will be successful predictors of future market activity.

The following is added to “Goldman Sachs Dynamic Allocation Fund—Summary—Principal Risks of the Fund” section of the Prospectus:

Investment Style Risk. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

The “Investment Management Approach—Principal Investment Strategies—Absolute Return Tracker Fund” section of the Prospectus is replaced with the following:

The Fund’s Investment Adviser believes that hedge funds derive a large portion of their returns from Market Exposures. In seeking to meet its investment objective, the Fund uses a quantitative methodology in combination with a qualitative overlay to seek to identify the Market Exposures that approximate the return and risk patterns of specific Hedge Fund Sub-Strategies. The Hedge Fund Sub-Strategies whose returns the Fund seeks to approximate include, but are not limited to, Equity Long Short, Event Driven, Relative Value, and Macro sub-strategies. The Fund’s quantitative methodology seeks to allocate the Fund’s exposure to each Hedge Fund Sub-Strategy such that the Fund’s investment results approximate the return and risk patterns of a diversified universe of hedge funds. The Fund may seek to establish long and/or short positions in a multitude of Market Exposures, including but not limited to:

¢	U.S. and non-U.S. (including emerging market) equity indices;
¢	U.S. and non-U.S. (including emerging market) fixed income indices;
¢	Credit indices;
¢	Interest rates;
¢	Commodity indices;
¢	Foreign currency exchange rates;
¢	Baskets of top positions held by hedge funds;
¢	Volatility; and
¢	Market momentum/trends.

The Fund invests in instruments that the Investment Adviser believes will assist the Fund in gaining exposure to the Market Exposures. The instruments in which the Fund may invest include, but are not limited to:

¢	Equity securities;
¢	Futures (including equity index futures, interest rate futures, and bond futures);
¢	Swaps (including total return swaps and credit default swaps on indices);
¢	Options (including listed equity index put options);
¢	Structured notes (including commodity-linked notes);
¢	ETFs;
¢	Forward contracts (including currency forward contracts on developed and emerging markets currencies);
¢	Wholly-owned subsidiary;
¢	U.S. government securities, including agency debentures, and other high quality debt securities; and
¢	Cash equivalents.

The Fund seeks to gain exposure to the commodities markets by investing in the ART Subsidiary. The ART Subsidiary is advised by the Investment Adviser and seeks to gain commodities exposure. The Fund may invest up to 25% of its total assets in the ART Subsidiary. The ART Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps on commodity indexes, sub-indexes and single commodities, as well as commodity (U.S. or foreign) futures, commodity options and commodity-linked notes). Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of the swap will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked swaps expose the ART Subsidiary and the Fund economically to movements in commodity prices. Neither the Fund nor the ART Subsidiary invests directly in physical commodities. The ART Subsidiary will also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

The Fund may from time to time hold foreign currencies. Additionally, as a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury or short-term investments, including money market funds, repurchase agreements, cash and time deposits.

The weighting of a Market Exposure within the Fund may be positive or negative. A negative weighting will result from establishing a short position with respect to a Market Exposure. As a result of the Fund’s negative weightings in various Market Exposures from time to time, the Fund’s NAV per share may decline during certain periods, even if the value of any or all of the Market Exposures increases during that time. Additionally, the sum of the Fund’s target weightings to each Market Exposure may not equal 100%.

The Investment Adviser may, in its discretion, make changes to the quantitative methodology used by the Fund, and the Fund may use other proprietary methodologies based on the Investment Adviser’s proprietary research.

The Fund does not invest in hedge funds.

Selection of Market Exposures

The Fund’s quantitative methodology selects Market Exposures from a universe of investable exposures identified by the Investment Adviser that may contribute to the performance of the Hedge Fund Sub- Strategies. For each Hedge Fund Sub-Strategy, the Investment Adviser selects various Market Exposures that it believes represent, when combined, the return and risk patterns of the Hedge Fund Sub-Strategy. The Market Exposures are selected based on information obtained from the sponsors of various hedge fund indices and public sources. The Investment Adviser makes no warranty as to the correctness of the information considered and takes no responsibility for the accuracy of such information or the impact of any inaccuracy of such information on the Fund.

Rebalancing

The Fund’s quantitative methodology re-weights each of the Market Exposures from time to time as determined by the Investment Adviser.

The Fund’s Quantitative Methodology and Hedge Fund Returns

The Fund’s quantitative methodology seeks investment results that approximate the return and risk patterns of a diversified universe of hedge funds. Individual hedge funds themselves may perform better or worse than such return and risk patterns based on the skill of their particular managers. In addition, hedge funds may adjust their investments rapidly in view of market, political, financial or other factors, whereas the Fund’s quantitative methodology only adjusts its composition from time to time. The quantitative methodology is based on an assessment of historical data related to volatility and returns. To the extent that data turns out not to be predictive of future events, the return of the Fund may deviate from the returns of hedge funds. Moreover, neither the Fund nor hedge funds provide a guarantee of “absolute returns,” that is, returns independent of the overall direction of equity and fixed income markets. Alternative investments such as hedge funds may often be purchased by investors on the basis of their potential to produce such returns. However, there can be no assurance that either hedge funds in general, or the Fund in particular, will be successful at producing positive returns.

Description of Hedge Fund Sub-Strategies

Equity Long Short Strategies typically involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity Long Short managers may, for example, buy stocks that they expect to outperform or that they believe are undervalued, and may also sell short stocks that they believe will underperform, or that they believe are overvalued.

Event Driven Strategies typically seek to achieve investment returns from market movements in security prices caused by certain corporate events, such as bankruptcies, mergers or takeovers.

Relative Value Strategies typically seek to exploit the mis-pricing of related assets and/or price convergence, often with the additional use of leverage. These strategies include, among others, fixed income arbitrage, convertible arbitrage, volatility arbitrage and statistical arbitrage strategies.

Macro Strategies typically seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets using fundamental analysis or quantitative techniques. Macro managers typically have no bias to be long, short, or neutral.

Benchmark

The Fund uses the HFRX Global Hedge Fund Index as a performance benchmark. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The strategies in the HFRX Global Hedge Fund Index are asset weighted based on the distribution of assets in the hedge fund industry.1 More information about the HFRX Global Hedge Fund Index is available on Hedge Fund Research, Inc.’s website.

THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM. THE FUND’S NAV MAY FLUCTUATE SUBSTANTIALLY OVER TIME. BECAUSE THE FUND ATTEMPTS TO APPROXIMATE THE RETURN

[1]	Source: Hedge Fund Research, Inc.

AND RISK PATTERNS OF A DIVERSIFIED UNIVERSE OF HEDGE FUNDS, THE FUND’S PERFORMANCE MAY POTENTIALLY BE LOWER THAN THE RETURNS OF THE BROADER STOCK MARKET. PAST PERFORMANCE OF THE FUND IS NOT AN INDICATION OF FUTURE RETURNS. YOU MAY LOSE MONEY EVEN IF THE FUND’S PAST RETURNS HAVE BEEN POSITIVE. ACCORDINGLY, THE FUND SHOULD BE CONSIDERED A SPECULATIVE INVESTMENT ENTAILING A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

The second, third (and accompanying bullet points) and fourth paragraphs of the “Investment Management Approach—Principal Investment Strategies—Goldman Sachs Dynamic Allocation Fund” section of the Prospectus are replaced with the following:

The Fund seeks to achieve its investment objective by investing primarily in ETFs, stocks, futures, swaps, structured notes and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in US and non-US companies), fixed income (US and non-US, investment grade and high yield) and commodities. The investments include, among others, commodity index-linked structured notes, index futures and credit default swaps. The Investment Adviser manages the Fund dynamically by changing the Fund’s allocations to these asset classes based on the Investment Adviser’s tactical views and in response to changing market conditions.

The Investment Adviser’s QIS Group uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocating to, and within, the asset classes in which the Fund invests.

¢	The Fund’s tactical allocation models use financial, economic and other factors that seek to capture the expected return and expected volatility of global asset classes across markets. In allocating to each of the Fund’s asset classes—including, but not limited to, equities, fixed income, and commodities—the Investment Adviser may consider the expected volatility of the Fund’s overall portfolio and the risk and return contribution of each asset class. The asset classes used by the Fund’s tactical allocation models may vary. Moreover, not all of the Fund’s asset classes may contribute to expected portfolio volatility at a given time, due to market opportunities, compliance with regulatory constraints, changes in the Fund’s investment process, or other factors.

¢	Within a given asset class, the QIS Group will consider a number of factors in selecting individual securities and investment types, including: cost, trading volume and efficiency and regulatory considerations. In certain asset classes, the Investment Adviser may also consider financial, economic and other factors in selecting securities (e.g. individual stocks), and will select securities that it believes will generate greater capital appreciation relative to a passive investment in the relevant asset class. The Investment Adviser will also seek passive exposure to certain asset classes.

¢	Additionally, as a measure against inflation, the Fund will typically allocate some portion of its assets to commodity linked instruments and TIPS, asset classes that are intended to provide (and have historically provided) higher returns during inflationary periods.

¢	As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury or short-term investments, including money market funds.

¢	On a regular basis (typically monthly), the Investment Adviser will assess the risk contribution of each asset class and rebalance accordingly.

The Investment Adviser will tactically shift the Fund’s portfolio weightings among, and within, the different asset classes both to take advantage of changing market opportunities for greater capital appreciation and in response to changing market risk conditions. At any given time, the Fund will establish overweight positions in those asset classes (or individual investments) that the Investment Adviser believes will outperform relative to other asset classes (or individual investments) and hold underweight positions in those asset classes (or individual investments) that the Investment Adviser believes will underperform on a relative basis. Additionally, the Investment Adviser may adjust the Fund’s asset class allocation based on the information provided by its Indicator. The Indicator is a proprietary composite of various measures of financial disruption, such as the volatility of the S&P 500 Index and credit spreads. Credit spreads measure the difference in the yield of higher yielding bond sectors relative to Treasury bonds. When those spreads widen, this can indicate higher levels of uncertainty or distress in financial markets. When the Indicator signals high market distress, the Investment Adviser may allocate more of the Fund’s assets to cash or other less risky assets. There is no guarantee that the Investment Adviser’s asset allocation model or Indicator will be successful predictors of future market activity.

The following replaces the existing row (and related footnote) in the “Investment Securities” table under the “Investment Management Approach—Other Investment Practices and Securities” section of the Prospectus:

10	Percent of total assets (excluding securities lending collateral) (italic type)
10	Percent of Net Assets (including borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the strategies of the Fund
—	Not permitted

	Absolute Return Tracker Fund	Commodity Strategy Fund	Dynamic Allocation Fund	Managed Futures Strategy Fund	International Real Estate Securities Fund	Real Estate Securities Fund

Subsidiary Shares[8]	25	25	—	•	—	—

[8]	Each of the Absolute Return Tracker Fund and the Commodity Strategy Fund may invest up to 25% of its total assets in the shares of the ART Subsidiary and the Subsidiary (together, the “Subsidiaries”), respectively.

The following replaces the existing rows in the “Risks of the Funds” table under the “Investment Management Approach—Other Investment Practices and Securities” section of the Prospectus:

✓	Principal Risk
•	Additional Risk

	Absolute Return Tracker Fund	Commodity Strategy Fund	Dynamic Allocation Fund	Managed Futures Strategy Fund	International Real Estate Securities Fund	Real Estate Securities Fund

Investment Style	✓	•	✓	✓	•	•

Subsidiary	✓	✓	•	•

Swaps	✓	✓	•	•

The following risks replace “Counterparty Risk,” “Leverage Risk,” “Subsidiary Risk” and “Tax Risk” under the “Risks of the Funds” section of the Prospectus:

Counterparty Risk—Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which the Absolute Return Tracker Fund (or the ART Subsidiary), Commodity Strategy Fund (or the Subsidiary), Dynamic Allocation Fund and Managed Futures Strategy Fund enter into OTC transactions, each Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will segregate or earmark liquid assets or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject. The Subsidiaries will segregate or earmark liquid assets or otherwise cover transactions that may give rise to leverage risk to the same extent as the Absolute Return Tracker Fund and the Commodity Strategy Fund, respectively.

Subsidiary Risk—By investing in the Subsidiaries, the Absolute Return Tracker Fund and the Commodity Strategy Fund are indirectly exposed to the risks associated with the Subsidiaries’ investments. The derivatives and other investments held by the Subsidiaries are subject to the same risks that apply to similar investments if held directly by the Funds. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objectives of the Subsidiaries will be achieved. The Subsidiaries are not registered under the Investment Company Act, and, unless otherwise noted in this Prospectus, are not subject to all the investor protections of the Investment Company Act. The Funds rely on a private letter ruling from the IRS with respect to investments in the

Subsidiaries. There can be no assurance that the IRS will not change its position with respect to the Subsidiaries’ investments. Furthermore, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or the Subsidiaries to operate as described in this Prospectus and the SAI and could adversely affect the Funds. The Dynamic Allocation and Managed Futures Strategy Funds will be subject to similar risks to the extent they determine to invest through a wholly-owned subsidiary.

Tax Risk—One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under the Code. However, the IRS has issued private letter rulings to the Absolute Return Tracker, Commodity Strategy, and Dynamic Allocation Funds in which the IRS specifically concluded that income from certain commodity-linked notes is qualifying income. In addition, the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds have also received private letter rulings from the IRS which concluded that income derived from the Funds’ investments in a subsidiary will also constitute qualifying income to the Funds, even if the subsidiary itself owns commodity-linked swaps. Currently, only the Absolute Return Tracker and Commodity Strategy Funds invest in subsidiaries. Based on such rulings, those Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. However, the IRS has indicated that the granting of such private letter rulings is currently suspended, pending further internal discussion. The Managed Futures Strategy Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS may ultimately conclude and assert that income and gains from such structured notes and/or from a subsidiary will not be considered qualifying income for purposes of determining whether a Fund remains qualified as a regulated investment company for U.S. federal income tax purposes. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and/or subsidiaries may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of a Fund’s taxable income or any gains and distributions made by a Fund.

The following replaces the penultimate paragraph under the “Service Providers—Management Fees and Other Expenses” section of the Prospectus:

As discussed in its Summary section and in “Investment Management Approach,” each of the Absolute Return Tracker Fund and the Commodity Strategy Fund may gain exposure to the commodity markets by investing in wholly-owned subsidiaries. The ART Subsidiary has entered into a separate contract with the Investment Adviser whereby the Investment Adviser provides investment advisory and other services to the ART Subsidiary. In consideration of these services, the ART Subsidiary pays the Investment Adviser a management fee at the annual rate of 1.00% of its average daily net assets. The Subsidiary has entered into a separate contract with the Investment Adviser whereby the Investment Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays the Investment Adviser a management fee at the annual rate of 0.50% of its average daily net assets. The Investment Adviser has contractually agreed to waive the advisory fees it receives from the Absolute Return Tracker Fund and the Commodity Strategy Fund, respectively, in an amount equal to the advisory fee paid to the Investment Adviser by each Subsidiary. These waivers may not be discontinued by the Investment Adviser as long as its contract with each Subsidiary is in place. The Subsidiaries also pay certain other expenses, including service and custody fees. The Investment Adviser has agreed to reduce or limit the ART Subsidiary’s expenses (excluding management fees) and the Subsidiary’s expenses (excluding management fees) to 0.014% and 0.004%, respectively, of each Subsidiary’s average daily net assets.

The following replaces the last paragraph under the “Taxation—Other Information” section of the Prospectus:

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derive at least 90 percent of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under the Code. As such, a Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued private letter rulings to the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds in which the IRS specifically concluded that income from certain commodity index-linked structured notes is qualifying income. In addition, the Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds have also received private letter rulings from the IRS which concluded that income derived from the Funds’ investments in a subsidiary will also constitute qualifying income to the Funds, even if the subsidiary itself owns commodity-linked swaps. Currently, only the Absolute Return Tracker Fund and the Commodity Strategy Fund invest in wholly-owned subsidiaries. Based on such rulings, those Funds may continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked structured notes and/or subsidiaries. However, the IRS has indicated that the granting of such private letter rulings is currently suspended, pending further internal discussion. The Managed Futures Strategy Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS may ultimately conclude and assert that income and gains from such structured notes and/or from a subsidiary will not be considered qualifying income for purposes of determining whether a Fund remains qualified as a regulated investment company for U.S. federal income tax purposes. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and/or subsidiaries may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of a Fund’s taxable income or any gains and distributions made by a Fund.

The third paragraph under “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—C. Portfolio Securities and Techniques” in the Prospectus is deleted.

The following replaces in its entirety “Investments in the Subsidiary” under “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—C. Portfolio Securities and Techniques” in the Prospectus:

Investments in the Subsidiaries.  The Absolute Return Tracker Fund and Commodity Strategy Fund gain exposure to the commodity markets by investing in their respective Subsidiaries. The Subsidiaries invest in, among other things, commodity index-linked swaps that provide exposure to the performance of the commodity markets. The IRS issued a revenue ruling that limits the extent to which the Funds may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiaries, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Taxation” above for further information.

Although the Funds may invest in these commodity-linked derivative instruments directly, the Funds gain exposure to these derivative instruments indirectly by investing in the Subsidiaries. The Subsidiaries also invest in fixed income instruments, which are intended to serve as margin or collateral for their derivative positions. To the extent that the Absolute Return Tracker and Commodity Strategy Funds invest in the Subsidiaries, which may hold some of the investments described in this Prospectus, the Funds will be indirectly exposed to the risks associated with those investments. The Subsidiaries are not registered under the Investment Company Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or the Subsidiaries to operate as described in this Prospectus and the SAI and could adversely affect the Funds.

With respect to their investments, the Subsidiaries are generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the Funds; however, the Subsidiaries (unlike the Funds) may invest without limitation in commodity-linked swap agreements, futures and other commodity-linked securities and derivative instruments, such as swaps and futures. The Funds and Subsidiaries may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, each Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Funds.

The following replaces the first sentence in “Commodity-linked Derivative Instruments” under “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—C. Portfolio Securities and Techniques” in the Prospectus:

In accordance with existing law or in reliance upon an IRS private letter ruling or other applicable guidance or relief provided by the IRS or other agencies, the Absolute Return Tracker Fund (and the ART Subsidiary), Commodity Strategy Fund (and the Subsidiary), Dynamic Allocation Fund and Managed Futures Strategy Fund may invest in commodity-linked derivative instruments such as commodity-linked swaps, commodity index-linked structured notes and other derivative instruments that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts.

In addition, all references to “Subsidiary” under the “Shareholder Guide” section of the Prospectus are replaced with “Subsidiaries.”

This Supplement should be retained with your Prospectus for future reference.

SELSATENCSTK 10-13